Intangible Assets, Net - Schedule of Annual Estimated Amortization Expenses for Acquired Intangible Assets (Detail) - Finite Lived Intangible Assets Future Amortization Expense [Member] ¥ in Thousands	Dec. 31, 2019 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2020	¥ 11,635
2021	9,248
2022	4,559
2023	2,282
2024	¥ 5